Cincinnati Financial Corporation

Supplemental Financial Data

for the period ending June 30, 2012

6200 South Gilmore Road

Fairfield, Ohio 45014-5141

www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

	A.M. Best	Fitch	Moody’s	Standard & Poor’s
Cincinnati Financial Corporation
Corporate Debt	a-	BBB+	A3	BBB

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A
The Cincinnati Insurance Company	A+	A+	A1	A
The Cincinnati Indemnity Company	A+	A+	A1	A
The Cincinnati Casualty Company	A+	A+	A1	A
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	A+	–	A

Ratings are as of July 25, 2012, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on www.cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation

Supplemental Financial Data

Second Quarter 2012

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•	Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•	Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•	Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF 2012 Second-Quarter Supplemental Financial Data 3

Cincinnati Financial Corporation

Quick Reference - Second Quarter 2012

(all data shown is for the three months ended or as of June 30, 2012)

		Year over year			Year over year
	6/30/2012	change %		6/30/2012	change %
Revenues:			Benefits and expenses:

Commercial lines net written premiums	$626	17	Commercial lines loss and loss expenses	$413	(14)
Personal lines net written premiums	250	19	Personal lines loss and loss expenses	210	(22)
Excess & surplus lines net written premiums	27	29	Excess & surplus lines loss and loss expenses	17	143
Property casualty net written premiums	903	18	Life and accident and health losses and policy benefits	47	7
Life and accident and health net written premiums	51	7	Underwriting, acquisition and insurance expenses	287	13
Annuity net written premiums	13	(34)	Interest expenses	13	(7)
Life, annuity and accident and health net written premiums	64	(16)	Other operating expenses	4	(33)
Commercial lines net earned premiums	590	11	Total benefits & expenses	991	(8)
Personal lines net earned premiums	214	19	Income before income taxes	29	nm
Excess & surplus lines net earned premiums	22	29	Total income tax	(3)	94
Property casualty net earned premiums	826	13
Fee revenue	2	100	Balance Sheet:
Life and accident and health net earned premiums	51	19
Investment income	132	0	Fixed maturity investments	$9,025
Realized gains on investments	6	(91)	Equity securities	3,139
Other revenue	3	50	Other invested assets	67
Total revenues	1,020	5	Total invested assets	$12,231

			Equity in net assets of subsidiaries	$4,839

			Loss and loss expense reserves	$4,396
			Life policy and investment contract reserves	2,256
Income:			Total debt and capital lease obligation	935
			Shareholders' equity	5,144
Operating income	$28	nm
Net realized investment gains and losses	4	(91)	Key ratios:
Net income	32	nm
			Commercial lines GAAP combined ratio	103.5%
			Personal lines GAAP combined ratio	126.1
			Excess & surplus lines GAAP combined ratio	110.7
			Property casualty GAAP combined ratio	109.5
Per share (diluted):
			Commercial lines STAT combined ratio	101.8%
Operating income	$0.17	nm	Personal lines STAT combined ratio	124.4
Net realized investment gains and losses	0.03	(89)	Excess & surplus lines STAT combined ratio	109.4
Net income	0.20	nm	Property casualty STAT combined ratio	107.7
Book value	31.66	3
Weighted average shares in thousands	163,514	0	Value creation ratio	0.0%

CINF 2012 Second-Quarter Supplemental Financial Data 4

Cincinnati Financial Corporation

Consolidated Statements of Income for the Six Months Ended June 30, 2012

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$1,714	$-	$-	$(1)	$1,713
Life	-	-	115	-	-	115
Accident health	-	-	4	-	-	4
Premiums ceded	-	(89)	(27)	-	-	(116)
Total earned premium	-	1,625	92	-	(1)	1,716
Investment income	21	174	68	-	-	263
Realized gain (loss) on investments	15	2	1	1	-	19
Fee revenue	-	3	-	-	-	3
Other revenue	8	1	-	4	(8)	5
Total revenues	$44	$1,805	$161	$5	$(9)	$2,006

Benefits & expenses:
Losses & policy benefits	$-	$1,189	$110	$-	$-	$1,299
Reinsurance recoveries	-	(10)	(20)	-	-	(30)
Underwriting, acquisition and insurance expenses	-	516	45	-	-	561
Other operating expenses	15	-	-	1	(8)	8
Interest expense	26	-	-	1	-	27
Total expenses	$41	$1,695	$135	$2	$(8)	$1,865

Income before income taxes	$3	$110	$26	$3	$(1)	$141

Provision (benefit) for income taxes:
Current operating income	$(3)	$23	$(1)	$-	$-	$19
Capital gains/losses	5	1	1	-	-	7
Deferred	(4)	(9)	10	-	-	(3)
Total provision (benefit) for income taxes	$(2)	$15	$10	$-	$-	$23

Operating income (loss)	$(5)	$94	$16	$2	$(1)	$106

Net income - current year	$5	$95	$16	$3	$(1)	$118

Net income - prior year	$1	$6	$3	$2	$(1)	$11

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF 2012 Second-Quarter Supplemental Financial Data 5

Cincinnati Financial Corporation and Subsidiaries

Consolidated Statements of Income for the Three Months Ended June 30, 2012

(In millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$-	$872	$-	$-	$(1)	$871
Life	-	-	63	-	-	63
Accident health	-	-	2	-	-	2
Premiums ceded	-	(45)	(14)	-	-	(59)
Total earned premium	-	827	51	-	(1)	877
Investment income	11	87	34	-	-	132
Realized gain on investments	15	(10)	-	1	-	6
Fee revenue	-	2	-	-	-	2
Other revenue	4	1	-	2	(4)	3
Total revenues	$30	$907	$85	$3	$(5)	$1,020

Benefits & expenses:
Losses & policy benefits	$-	$648	$57	$-	$-	$705
Reinsurance recoveries	-	(8)	(10)	-	-	(18)
Underwriting, acquisition and insurance expenses	-	264	23	-	-	287
Other operating expenses	7	-	-	-	(3)	4
Interest expense	13	-	-	-	-	13
Total expenses	$20	$904	$70	$-	$(3)	$991

Income before income taxes	$10	$3	$15	$3	$(2)	$29

Provision (benefit) for income taxes:
Current operating income	$4	$(1)	$-	$-	$-	$3
Capital gains/losses	5	(3)	1	-	-	3
Deferred	(7)	(7)	5	-	-	(9)
Total provision (benefit) for income taxes	$2	$(11)	$6	$-	$-	$(3)

Operating income (loss)	$(2)	$21	$10	$2	$(2)	$29

Net income - current year	$8	$14	$9	$3	$(2)	$32

Net income (loss) - prior year	$1	$(67)	$15	$2	$(1)	$(50)

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF 2012 Second-Quarter Supplemental Financial Data 6

Cincinnati Financial Corporation Insurance Subsidiaries

Selected Balance Sheet Data

(In millions)
	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$6,067	$6,004	$5,917	$5,975	$5,954	$5,850
Equities (fair value)	2,246	2,264	2,131	1,865	2,113	2,203
Fixed maturities - pretax net unrealized gain	502	482	461	439	388	320
Equities - pretax net unrealized gain	669	731	594	361	631	670
Loss and loss expense reserves - STAT	4,006	3,938	3,906	4,013	3,971	3,853
Equity GAAP	4,794	4,864	4,740	4,507	4,686	4,706
Surplus - STAT	3,722	3,835	3,747	3,513	3,743	3,833

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$2,821	$2,736	$2,629	$2,652	$2,528	$2,449
Equities (fair value)	17	17	16	28	37	102
Fixed maturities - pretax net unrealized gain	242	223	195	197	174	149
Equities - pretax net unrealized gain (loss)	7	7	6	12	19	25
Equity - GAAP	811	792	770	766	779	752
Surplus - STAT	281	281	281	268	309	308

CINF 2012 Second-Quarter Supplemental Financial Data 7

Consolidated Cincinnati Insurance Companies

Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2012	2011	Change	% Change	2012	2011	Change	% Change
Underwriting income
Net premiums written	$904	$769	$135	18	$1,747	$1,547	$200	13
Unearned premiums increase	77	39	38	97	122	72	50	69
Earned premiums	$827	$730	$97	13	$1,625	$1,475	$150	10

Losses incurred	$551	$666	$(115)	(17)	$997	$1,100	$(103)	(9)
Allocated loss expenses incurred	37	51	(14)	(27)	82	96	(14)	(15)
Unallocated loss expenses incurred	53	43	10	23	101	93	8	9
Other underwriting expenses incurred	269	247	22	9	530	484	46	10
Workers compensation dividend incurred	4	(7)	11	nm	7	8	(1)	(13)

Total underwriting deductions	$914	$1,000	$(86)	(9)	$1,717	$1,781	$(64)	(4)
Net underwriting losses	$(87)	$(270)	$183	68	$(92)	$(306)	$214	70

Investment income
Gross investment income earned	$91	$91	$-	nm	$180	$182	$(2)	(1)
Net investment income earned	89	90	(1)	(1)	177	180	(3)	(2)
Net realized capital gains	(5)	38	(43)	nm	1	61	(60)	(98)
Net investment gains (excl. subs)	$84	$128	$(44)	(34)	$178	$241	$(63)	(26)
Dividend from subsidiary	-	-	-	-	-	-	-	-
Net investment gains (net of tax)	$84	$128	$(44)	(34)	$178	$241	$(63)	(26)

Other income	$2	$1	$1	100	$3	$2	$1	50

Net income before federal income taxes	$(1)	$(141)	$140	99	$89	$(63)	$152	nm
Federal and foreign income taxes incurred	$(2)	$(70)	$68	97	$22	$(57)	$79	nm
Net income (loss) (statutory)	$1	$(71)	$72	nm	$67	$(6)	$73	nm

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
*	Excludes CSU Producers Resources Inc.

CINF 2012 Second-Quarter Supplemental Financial Data 8

Consolidated Cincinnati Insurance Companies

Losses Incurred Detail

(In millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Consolidated
New losses greater than $4,000,000			$4	$10	$21	$18	$5	$11	$15	$16		$34		$56
New losses $1,000,000-$4,000,000			47	31	47	44	33	49	78	83		127		173
New losses $250,000-$1,000,000			58	43	53	59	52	55	102	106		165		217
Case reserve development above $250,000			55	67	68	57	51	34	122	85		142		210
Large losses subtotal			$164	$151	$189	$178	$141	$149	$317	$290		$468		$656
IBNR incurred			7	19	(11)	-	18	33	26	51		51		39
Catastrophe losses incurred			146	89	(25)	90	289	40	233	329		419		395
Remaining incurred			234	187	194	234	218	213	421	430		664		859
Total losses incurred			$551	$446	$347	$502	$666	$435	$997	$1,100		$1,602		$1,949
Commercial Lines
New losses greater than $4,000,000			$4	$10	$21	$18	$6	$11	$15	$16		$34		$56
New losses $1,000,000-$4,000,000			33	24	38	40	30	40	56	70		110		148
New losses $250,000-$1,000,000			36	31	35	45	39	37	68	77		122		156
Case reserve development above $250,000			51	64	58	52	46	31	115	77		129		187
Large losses subtotal			$124	$129	$152	$155	$121	$119	$254	$240		$395		$547
IBNR incurred			6	-	(5)	1	11	24	6	35		36		31
Catastrophe losses incurred			89	39	(18)	58	157	26	127	183		241		223
Remaining incurred			132	105	101	130	124	131	237	255		385		486
Total losses incurred			$351	$273	$230	$344	$413	$300	$624	$713		$1,057		$1,287
Personal Lines
New losses greater than $4,000,000			$-	$-	$-	$-	$-	$-	$-	$-		$-		$-
New losses $1,000,000-$4,000,000			13	5	9	4	3	9	18	13		17		25
New losses $250,000-$1,000,000			18	8	13	11	10	14	26	23		35		48
Case reserve development above $250,000			3	2	8	4	4	3	5	7		11		19
Large losses subtotal			$34	$15	$30	$19	$17	$26	$49	$43		$63		$92
IBNR incurred			(4)	14	(4)	(3)	4	4	11	9		6		1
Catastrophe losses incurred			56	49	(6)	32	131	14	105	145		177		171
Remaining incurred			100	81	90	103	91	80	181	170		273		364
Total losses incurred			$186	$159	$110	$151	$243	$124	$346	$367		$519		$628
Excess & Surplus Lines
New losses greater than $4,000,000			$-	$-	$-	$-	$-	$-	$-	$-		$-		$-
New losses $1,000,000-$4,000,000			1	2	-	-	-	-	3	-		-		-
New losses $250,000-$1,000,000			4	4	5	3	2	4	8	6		8		13
Case reserve development above $250,000			1	1	2	1	1	-	3	1		2		4
Large losses subtotal			$6	$7	$7	$4	$3	$4	$14	$7		$10		$17
IBNR incurred			5	5	(2)	2	3	5	9	7		9		7
Catastrophe losses incurred			1	1	(1)	-	1	-	2	1		1		1
Remaining incurred			2	1	3	1	2	2	3	5		6		9
Total losses incurred			$14	$14	$7	$7	$9	$11	$28	$20		$26		$34

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Second-Quarter Supplemental Financial Data 9

Cincinnati Insurance Companies

Loss Ratio Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Consolidated
New losses greater than $4,000,000			0.5%	1.3%	2.8%	2.3%	0.8%	1.4%	0.9%	1.1%		1.5%		1.9%
New losses $1,000,000-$4,000,000			5.7	3.9	5.7	5.8	4.6	6.7	4.8	5.6		5.7		5.7
New losses $250,000-$1,000,000			7.1	5.5	6.6	7.7	7.0	7.3	6.2	7.2		7.4		7.2
Case reserve development above $250,000			6.7	8.3	8.7	7.5	6.9	4.6	7.5	5.8		6.3		6.9
Large losses subtotal			20.0%	19.0%	23.8%	23.3%	19.3%	20.0%	19.4%	19.7%		20.9%		21.7%
IBNR incurred			0.9	2.3	(1.2)	0.1	2.5	4.4	1.6	3.4		2.3		1.4
Total catastrophe losses incurred			17.6	11.1	(3.0)	11.7	39.6	5.5	14.5	22.3		18.7		13.1
Remaining incurred			28.2	23.5	24.5	30.3	29.8	28.5	25.9	29.2		29.6		28.2
Total loss ratio			66.7%	55.9%	44.1%	65.4%	91.2%	58.4%	61.4%	74.6%		71.5%		64.4%
Commercial Lines
New losses greater than $4,000,000			0.7%	1.9%	3.9%	3.2%	1.1%	1.9%	1.3%	1.5%		2.1%		2.6%
New losses $1,000,000-$4,000,000			5.5	4.2	6.5	7.3	5.5	7.5	4.9	6.5		6.8		6.7
New losses $250,000-$1,000,000			6.2	5.5	6.0	8.1	7.4	6.9	5.9	7.1		7.5		7.1
Case reserve development above $250,000			8.7	11.2	10.3	9.3	8.7	5.7	9.9	7.2		7.9		8.5
Large losses subtotal			21.1%	22.8%	26.7%	27.9%	22.7%	22.0%	22.0%	22.3%		24.3%		24.9%
IBNR incurred			1.1	0.0	(0.8)	0.2	2.0	4.4	0.5	3.3		2.2		1.4
Total catastrophe losses incurred			15.1	6.8	(3.2)	10.4	29.6	4.9	11.0	17.1		14.7		10.2
Remaining incurred			22.3	18.4	17.8	23.3	23.3	24.2	20.5	23.7		23.6		22.1
Total loss ratio			59.6%	48.0%	40.5%	61.8%	77.6%	55.5%	54.0%	66.4%		64.8%		58.6%
Personal Lines
New losses greater than $4,000,000			0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%		0.0%		0.0%
New losses $1,000,000-$4,000,000			6.4	2.3	3.9	2.2	2.0	4.8	4.4	3.5		3.0		3.3
New losses $250,000-$1,000,000			8.4	4.0	6.9	6.0	5.4	7.1	6.2	6.2		6.1		6.3
Case reserve development above $250,000			1.2	0.9	4.2	1.9	2.3	1.7	1.1	2.0		2.0		2.5
Large losses subtotal			16.0%	7.2%	15.0%	10.1%	9.7%	13.6%	11.7%	11.7%		11.1%		12.1%
IBNR incurred			(1.6)	6.6	(1.6)	(1.5)	2.4	2.3	2.5	2.3		1.0		0.3
Total catastrophe losses incurred			26.2	23.3	(3.0)	16.4	73.0	7.4	24.8	39.2		31.4		22.5
Remaining incurred			46.6	39.1	44.7	53.5	50.6	41.6	42.8	46.0		48.6		47.6
Total loss ratio			87.2%	76.2%	55.1%	78.5%	135.7%	64.9%	81.8%	99.2%		92.1%		82.5%
Excess & Surplus Lines
New losses greater than $4,000,000			0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%		0.0%		0.0%
New losses $1,000,000-$4,000,000			4.4	11.1	0.0	0.0	0.0	0.0	7.7	0.0		0.0		0.0
New losses $250,000-$1,000,000			16.5	17.7	22.6	13.5	12.4	25.8	17.1	18.7		16.8		18.4
Case reserve development above $250,000			6.4	5.6	7.6	9.3	2.4	2.7	6.0	2.6		5.1		5.8
Large losses subtotal			27.3%	34.4%	30.2%	22.8%	14.8%	28.5%	30.8%	21.3%		21.9%		24.2%
IBNR incurred			21.0	22.2	(10.4)	12.5	17.1	26.1	21.6	21.3		18.1		10.1
Total catastrophe losses incurred			3.4	3.7	(0.4)	2.4	4.2	2.8	3.5	3.5		3.1		2.2
Remaining incurred			8.1	5.4	14.5	3.4	13.4	20.2	6.8	16.6		11.8		12.5
Total loss ratio			59.8%	65.7%	33.9%	41.1%	49.5%	77.6%	62.7%	62.7%		54.9%		49.0%

*	Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Second-Quarter Supplemental Financial Data 10

Cincinnati Insurance Companies

Loss Claim Count Detail

	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Consolidated
New losses greater than $4,000,000			1	2	4	3	1	2	3	3		6		10
New losses $1,000,000-$4,000,000			29	19	23	25	18	30	48	48		73		96
New losses $250,000-$1,000,000			130	101	115	129	122	122	231	244		373		488
Case reserve development above $250,000			78	86	108	84	81	68	164	149		233		341
Large losses total			238	208	250	241	222	222	446	444		685		935
Commercial Lines
New losses greater than $4,000,000			1	2	4	3	1	2	3	3		6		10
New losses $1,000,000-$4,000,000			18	15	18	21	15	24	33	39		60		78
New losses $250,000-$1,000,000			77	70	76	98	97	85	147	182		280		356
Case reserve development above $250,000			64	81	90	72	70	59	145	129		201		291
Large losses total			160	168	188	194	183	170	328	353		547		735
Personal Lines
New losses greater than $4,000,000			-	-	-	-	-	-	-	-		-		-
New losses $1,000,000-$4,000,000			10	2	5	4	3	6	12	9		13		18
New losses $250,000-$1,000,000			44	21	31	26	20	29	65	49		75		106
Case reserve development above $250,000			8	4	15	9	10	8	12	18		27		42
Large losses total			62	27	51	39	33	43	89	76		115		166
Excess & Surplus Lines
New losses greater than $4,000,000			-	-	-	-	-	-	-	-		-		-
New losses $1,000,000-$4,000,000			1	2	-	-	-	-	3	-		-		-
New losses $250,000-$1,000,000			9	10	8	5	5	8	19	13		18		26
Case reserve development above $250,000			6	1	3	3	1	1	7	2		5		8
Large losses total			16	13	11	8	6	9	29	15		23		34

The sum of quarterly amounts may not equal the full year as each is computed independently.

*	Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Second-Quarter Supplemental Financial Data 11

Consolidated Cincinnati Insurance Companies

Agency Direct Written Premiums by Agency State by Line of Business for the Six Months Ended June 30, 2012

(Dollars in millions)	Commercial Lines							Personal Lines				Consolidated		Comm'l	Personal	E & S	Consol
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Spec Packages	Surety & Exec Risk	Mach. & Equipment	Personal Auto	Home Owner	Other Personal	E & S Lines	2012 Total	2011 Total	Change %	Change %	Change %	Change %

OH	$73.2	$52.5	$34.4	$-	$10.1	$12.5	$3.0	$61.9	$48.9	$17.3	$5.9	$319.7	$299.7	7.8	4.5	14.6	6.5
IL	31.1	22.8	15.3	27.9	6.1	3.5	1.7	15.3	12.6	4.1	3.8	144.1	135.5	4.4	10.3	40.9	6.4
IN	25.0	20.5	13.0	16.3	4.1	3.2	1.7	15.9	16.0	4.1	4.7	124.6	114.0	8.9	8.6	25.4	9.3
PA	26.4	17.8	18.1	27.3	5.1	3.4	1.2	4.8	3.7	2.0	2.3	112.0	104.0	6.8	14.5	29.0	7.8
GA	14.2	12.4	10.1	6.8	4.2	2.9	0.7	17.4	17.4	5.1	3.3	94.4	86.0	9.9	7.5	39.4	9.7
NC	16.3	15.4	10.3	9.5	8.1	3.9	1.0	10.1	7.7	3.0	1.8	87.1	76.4	8.7	33.1	21.4	13.9
MI	17.4	11.8	8.7	9.6	5.0	3.0	1.0	11.9	9.7	2.1	2.6	82.8	70.1	11.6	34.3	55.8	18.4
TN	14.1	12.1	8.9	5.0	5.8	2.4	0.9	6.5	7.3	2.3	1.3	66.5	58.2	12.3	18.5	68.5	14.5
KY	11.0	12.3	7.9	1.7	3.5	1.7	0.6	12.3	10.5	2.7	1.7	66.1	61.7	6.5	6.9	17.8	6.9
VA	15.2	12.4	9.1	9.3	2.5	3.6	0.7	5.1	4.3	1.6	1.9	65.7	62.7	2.5	9.9	57.5	4.8
WI	14.6	10.3	6.4	17.0	2.0	1.5	0.9	4.4	4.3	1.8	1.5	64.7	56.7	16.2	3.9	24.1	14.2
AL	9.5	11.2	4.3	0.5	4.6	1.5	0.6	9.0	14.5	3.2	1.9	60.8	54.8	14.0	6.8	24.8	11.0
MN	12.3	9.6	5.1	4.2	1.8	1.1	0.7	5.7	5.4	2.4	1.4	49.6	42.3	9.1	42.7	53.7	17.7
MO	11.8	10.7	6.3	5.6	3.5	1.4	0.7	2.6	3.7	0.8	2.5	49.6	44.9	8.9	16.4	22.8	10.5
IA	9.4	7.0	4.5	10.2	1.9	1.7	0.7	2.4	2.5	0.9	1.1	42.2	41.2	0.1	10.2	50.7	2.3
FL	11.2	9.9	4.1	0.7	0.6	0.9	0.3	4.3	5.8	1.1	1.7	40.7	43.0	(6.5)	(6.1)	25.0	(5.4)
TX	14.0	10.2	8.5	1.2	0.6	1.0	0.8	-	-	-	3.8	40.2	29.8	36.2	nm	23.1	34.9
NY	17.2	5.9	6.3	1.0	0.6	1.4	0.4	0.2	0.1	-	0.6	33.7	32.7	3.6	nm	33.0	1.6
MD	8.0	4.4	6.0	5.4	0.7	1.2	0.3	1.2	1.4	0.4	0.9	29.9	24.7	17.6	53.1	38.5	21.1
AR	4.5	6.9	3.2	1.4	2.7	0.8	0.4	2.6	2.8	0.8	1.2	27.2	23.6	9.5	33.6	40.4	15.3
KS	4.4	5.1	2.5	3.6	1.7	0.9	0.3	2.4	3.2	0.7	0.6	25.3	23.9	4.3	6.3	59.6	5.7
UT	5.8	3.0	3.8	-	0.5	1.6	0.2	3.2	1.5	0.3	0.7	20.6	16.0	25.7	41.0	13.7	28.6
SC	4.7	4.2	3.1	2.1	1.3	0.9	0.2	1.7	1.2	0.4	0.6	20.5	17.7	9.9	42.5	79.9	15.5
AZ	5.8	3.7	4.5	1.1	0.4	0.6	0.3	1.3	1.0	0.3	0.8	20.0	17.9	8.0	50.2	12.0	12.4
MT	6.2	3.3	3.5	-	0.5	0.3	0.2	1.0	0.9	0.2	0.2	16.4	15.1	8.4	14.7	2.6	9.1
NE	3.7	3.6	1.9	3.2	0.9	0.5	0.2	0.4	0.5	0.2	0.8	16.0	14.3	12.2	(0.7)	20.8	11.7
ID	5.2	3.3	3.3	0.1	0.5	0.5	0.2	1.1	0.6	0.1	0.4	15.4	12.5	22.2	20.8	42.0	22.5
WV	3.9	2.8	2.8	0.8	1.3	0.4	0.2	-	0.3	0.1	1.0	13.5	11.5	18.2	(1.7)	25.9	18.1
VT	2.0	1.8	1.3	3.9	0.6	0.5	0.1	0.6	0.6	0.2	0.4	12.0	11.8	(1.3)	6.6	92.0	1.4
CO	3.3	3.2	2.5	0.1	-	0.5	0.2	-	0.1	-	0.6	10.6	7.4	44.3	18.5	46.9	44.1
ND	3.5	2.4	2.1	-	0.6	0.2	0.1	0.3	0.3	0.1	0.2	9.8	8.2	20.1	13.4	51.3	20.1
NH	1.5	1.1	0.8	1.2	0.3	0.2	0.1	0.8	0.8	0.3	0.3	7.5	7.1	(4.5)	44.8	15.9	5.0
SD	1.5	1.3	0.9	1.8	0.3	0.2	0.1	-	-	-	0.2	6.3	5.6	13.5	30.8	15.5	13.5
NM	2.1	1.0	1.1	0.5	0.1	0.7	-	-	-	-	0.3	5.8	4.1	42.5	nm	43.1	42.5
WA	1.9	1.1	1.7	-	-	0.5	0.1	-	-	-	0.4	5.5	4.5	23.8	1.9	27.0	24.0
DE	1.2	0.5	1.0	1.0	0.2	0.3	0.1	-	-	-	0.1	4.3	3.7	13.8	17.5	nm	15.4
OR	1.2	0.8	0.9	0.1	-	0.3	0.1	-	-	-	0.8	4.1	2.4	55.2	nm	263.3	73.9
WY	0.7	0.5	0.3	-	-	0.2	-	-	-	-	0.2	1.9	1.0	100.7	nm	18.4	85.7
CT	0.4	0.4	0.2	0.1	-	0.1	-	-	-	0.1	0.1	1.5	1.0	58.7	nm	67.2	58.3
All Other	1.6	1.2	1.1	2.2	-	0.8	-	-	-	-	0.7	7.6	6.2	16.2	33.0	258.3	24.2
Total	$417.0	$320.4	$229.8	$182.2	$82.7	$62.8	$21.0	$206.3	$189.4	$59.0	$55.5	$1,826.3	$1,653.9	9.4	11.2	33.4	10.4
Other Direct	-	0.6	-	1.8	-	-	-	-	0.1	-	-	2.5	2.5	4.3	(30.7)	nm	2.1
Total Direct	$417.0	$321.0	$229.8	$184.0	$82.7	$62.8	$21.0	$206.3	$189.5	$59.0	$55.5	$1,828.8	$1,656.4	9.4	11.2	33.4	10.4

Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts.

CINF 2012 Second-Quarter Supplemental Financial Data 12

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Commercial casualty:
Written premiums			$202	$202	$169	$175	$177	$189	$404	$366		$541		$710
Earned premiums			191	181	179	180	180	172	372	352		532		711
Current accident year before catastrophe losses			67.2%	70.2%	70.4%	64.1%	66.0%	78.8%	68.7%	72.3%		69.5%		69.7%
Current accident year catastrophe losses			-	-	-	-	-	-	-	-		-		-
Prior accident years before catastrophe losses			(29.2)	(26.7)	11.6	(26.7)	(27.2)	(32.3)	(28.0)	(29.7)		(28.7)		(18.5)
Prior accident years catastrophe losses			-	-	-	-	-	-	-	-		-		-
Total loss and loss expense ratio			38.0%	43.5%	82.0%	37.4%	38.8%	46.5%	40.7%	42.6%		40.8%		51.2%
Commercial property:
Written premiums			$146	$141	$125	$132	$123	$132	$287	$255		$387		$512
Earned premiums			134	131	128	128	115	126	265	241		369		497
Current accident year before catastrophe losses			55.3%	57.2%	31.1%	77.6%	76.8%	64.8%	56.2%	70.5%		73.0%		62.1%
Current accident year catastrophe losses			56.7	31.4	(5.3)	33.8	78.8	15.2	44.3	45.6		41.5		29.4
Prior accident years before catastrophe losses			(3.4)	(4.4)	(17.5)	(4.9)	(1.7)	8.0	(4.0)	3.4		0.5		(4.1)
Prior accident years catastrophe losses			1.3	(5.8)	(5.3)	3.7	1.1	3.4	(2.2)	2.3		2.8		0.7
Total loss and loss expense ratio			109.9%	78.4%	3.0%	110.2%	155.0%	91.4%	94.3%	121.8%		117.8%		88.1%
Commercial auto:
Written premiums			$1,115	$114	$100	$96	$102	$107	$229	$209		$305		$405
Earned premiums			106	101	102	100	96	96	207	192		292		394
Current accident year before catastrophe losses			71.8%	73.9%	81.3%	67.8%	72.6%	76.5%	72.8%	74.5%		72.2%		74.5%
Current accident year catastrophe losses			3.2	1.4	(1.5)	2.5	6.2	0.3	2.4	3.3		3.0		1.9
Prior accident years before catastrophe losses			(1.8)	(11.9)	3.1	3.5	(11.0)	(24.2)	(6.8)	(17.6)		(10.3)		(6.9)
Prior accident years catastrophe losses			(0.3)	(0.5)	-	(0.1)	(0.1)	(0.4)	(0.4)	(0.2)		(0.2)		(0.2)
Total loss and loss expense ratio			72.9%	62.9%	82.9%	73.7%	67.7%	52.2%	68.0%	60.0%		64.7%		69.3%
Workers' compensation:
Written premiums			$86	$93	$78	$71	$73	$90	$179	$163		$234		$312
Earned premiums			85	81	83	78	81	76	166	157		235		318
Current accident year before catastrophe losses			80.8%	82.7%	64.5%	119.2%	108.5%	95.6%	81.7%	102.3%		107.9%		96.6%
Current accident year catastrophe losses			-	-	-	-	-	-	-	-		-		-
Prior accident years before catastrophe losses			(14.3)	(19.0)	(58.2)	(28.4)	(28.9)	(4.1)	(16.6)	(16.9)		(20.7)		(30.5)
Prior accident years catastrophe losses			-	-	-	-	-	-	-	-		-		-
Total loss and loss expense ratio			66.5%	63.7%	6.3%	90.8%	79.6%	91.5%	65.1%	85.4%		87.2%		66.1%
Specialty package:
Written premiums			$38	$40	$37	$36	$27	$37	$78	$64		$100		$137
Earned premiums			37	38	38	36	27	37	75	64		100		138
Current accident year before catastrophe losses			72.8%	66.4%	42.8%	91.6%	93.8%	62.7%	69.6%	75.7%		81.5%		70.9%
Current accident year catastrophe losses			23.9	24.8	(3.0)	25.7	223.8	9.2	24.4	99.4		72.7		51.8
Prior accident years before catastrophe losses			(3.0)	(14.0)	(20.6)	19.6	1.8	15.1	(8.5)	9.5		13.2		3.9
Prior accident years catastrophe losses			(0.2)	(12.6)	0.8	(0.9)	(0.7)	(1.5)	(6.5)	(1.1)		(1.1)		(0.6)
Total loss and loss expense ratio			93.5%	64.6%	20.0%	136.0%	318.7%	85.5%	79.0%	183.5%		166.3%		126.0%
Surety and executive risk:
Written premiums			$29	$27	$26	$28	$26	$24	$56	$50		$78		$104
Earned premiums			27	27	27	26	25	25	54	50		76		103
Current accident year before catastrophe losses			72.1%	49.2%	96.4%	54.7%	47.9%	54.7%	60.9%	51.3%		52.4%		63.7%
Current accident year catastrophe losses			-	-	-	-	-	-	-	-		-		-
Prior accident years before catastrophe losses			10.3	34.8	38.8	32.5	19.4	41.4	22.3	30.2		31.0		33.0
Prior accident years catastrophe losses			-	-	-	-	-	-	-	-		-		-
Total loss and loss expense ratio			82.4%	84.0%	135.2%	87.2%	67.3%	96.1%	83.2%	81.5%		83.4%		96.7%
Machinery and equipment:
Written premiums			$10	$9	$11	$9	$9	$9	$19	$18		$27		$38
Earned premiums			10	9	10	9	9	8	19	17		26		36
Current accident year before catastrophe losses			23.8%	36.0%	10.0%	38.7%	32.0%	28.2%	29.8%	30.1%		33.1%		26.9%
Current accident year catastrophe losses			-	-	(2.3)	2.4	0.2	0.2	-	0.2		0.9		0.1
Prior accident years before catastrophe losses			(2.5)	3.2	(7.8)	(1.6)	6.9	8.5	0.4	7.7		4.5		1.2
Prior accident years catastrophe losses			-	-	-	-	-	-	-	-		-		-
Total loss and loss expense ratio			21.3%	39.2%	(0.1)%	39.5%	39.1%	36.9%	30.2%	38.0%		38.5%		28.2%

*	Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF 2012 Second-Quarter Supplemental Financial Data 13

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11

Personal auto:
Written premiums			$115	$91	$92	$107	$104	$82	$206	$186		$293		$385
Earned premiums			100	98	95	94	90	89	198	179		273		368
Current accident year before catastrophe losses			78.0%	73.5%	103.4%	66.6%	67.3%	68.2%	75.8%	67.7%		67.4%		76.7%
Current accident year catastrophe losses			9.7	5.1	(0.9)	1.5	10.3	1.3	7.4	5.8		4.3		3.0
Prior accident years before catastrophe losses			(4.7)	(8.1)	4.8	1.7	(5.0)	(5.3)	(6.4)	(5.1)		(2.8)		(0.8)
Prior accident years catastrophe losses			(0.7)	(0.8)	-	(0.1)	(0.1)	(0.4)	(0.8)	(0.2)		(0.2)		(0.2)
Total loss and loss expense ratio			82.3%	69.7%	107.3%	69.7%	72.5%	63.8%	76.0%	68.2%		68.7%		78.7%

Homeowner:
Written premiums			$103	$77	$79	$87	$78	$68	$180	$146		$233		$312
Earned premiums			87	84	78	74	66	76	171	142		216		294
Current accident year before catastrophe losses			74.0%	63.0%	62.8%	86.2%	97.8%	71.4%	68.6%	83.6%		84.5%		78.7%
Current accident year catastrophe losses			59.2	60.4	(5.3)	40.3	175.4	22.1	59.8	92.7		74.7		53.6
Prior accident years before catastrophe losses			(6.0)	(2.9)	(13.3)	(6.1)	(0.5)	2.6	(4.5)	1.1		(1.4)		(4.5)
Prior accident years catastrophe losses			(5.7)	(9.8)	(0.2)	(1.8)	(0.1)	(5.8)	(7.7)	(3.1)		(2.7)		(2.0)
Total loss and loss expense ratio			121.5%	110.7%	44.0%	118.6%	272.6%	90.3%	116.2%	174.3%		155.1%		125.8%

Other personal:
Written premiums			$32	$25	$25	$28	$28	$23	$57	$51		$79		$104
Earned premiums			27	27	26	25	24	25	54	49		74		100
Current accident year before catastrophe losses			68.6%	63.1%	52.7%	87.0%	88.2%	55.9%	65.9%	71.9%		77.0%		70.7%
Current accident year catastrophe losses			6.0	11.7	(0.8)	10.4	34.5	3.8	8.8	19.0		16.1		11.7
Prior accident years before catastrophe losses			6.2	(22.1)	(18.8)	(36.4)	(18.4)	2.3	(7.8)	(7.9)		(17.6)		(17.9)
Prior accident years catastrophe losses			(1.2)	(3.1)	(0.1)	(0.6)	(0.5)	(0.8)	(2.1)	(0.6)		(0.6)		(0.5)
Total loss and loss expense ratio			79.6%	49.6%	33.0%	60.4%	103.8%	61.2%	64.8%	82.4%		74.9%		64.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF 2012 Second-Quarter Supplemental Financial Data 14

Cincinnati Insurance Companies Consolidated

Loss and Loss Expense Analysis

(In millions)						Change in	Total
		Paid		Change in	Change in	loss	change			Loss
	Paid	loss	Total	case	IBNR	expense	in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred at June 30, 2012
Commercial casualty	$87	$34	$121	$(29)	$(8)	$(9)	$(46)	$58	$(8)	$25	$75
Commercial property	94	7	101	20	24	-	44	114	24	7	145
Commercial auto	68	11	79	(2)	1	(1)	(2)	66	1	10	77
Workers' compensation	52	11	63	(4)	4	(4)	(4)	48	4	7	59
Specialty packages	26	5	31	5	-	(1)	4	31	-	4	35
Surety and executive risk	11	6	17	3	(1)	3	5	14	(1)	9	22
Machinery and equipment	2	-	2	(1)	1	-	-	1	1	-	2
Total commercial lines	340	74	414	(8)	21	(12)	1	332	21	62	415

Personal auto	60	12	72	5	5	-	10	65	5	12	82
Homeowners	85	8	93	10	6	1	17	95	6	9	110
Other personal	15	1	16	1	5	-	6	16	5	1	22
Total personal lines	160	21	181	16	16	1	33	176	16	22	214

Commercial casualty & property	4	1	5	7	5	3	15	11	5	4	20
Total excess & surplus lines	4	1	5	7	5	3	15	11	5	4	20
Total property casualty	$504	$96	$600	$15	$42	$(8)	$49	$519	$42	$88	$649

Ceded loss and loss expense incurred at June 30, 2012
Commercial casualty	$2	$1	$3	$-	$-	$-	$-	$2	$-	$1	$3
Commercial property	9	-	9	(13)	1	-	(12)	(4)	1	-	(3)
Commercial auto	-	-	-	-	-	-	-	-	-	-	-
Workers' compensation	3	-	3	-	-	-	-	3	-	-	3
Specialty packages	4	-	4	(3)	(1)	-	(4)	1	(1)	-	-
Surety and executive risk	-	-	-	(1)	-	-	(1)	(1)	-	-	(1)
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	18	1	19	(17)	-	-	(17)	1	-	1	2

Personal auto	-	-	-	-	-	-	-	-	-	-	-
Homeowners	8	-	8	(1)	(3)	-	(4)	7	(3)	-	4
Other personal	-	-	-	-	-	-	-	-	-	-	-
Total personal lines	8	-	8	(1)	(3)	-	(4)	7	(3)	-	4

Commercial casualty & property	-	-	-	2	1	-	3	2	1	-	3
Total excess & surplus lines	-	-	-	2	1	-	3	2	1	-	3
Total property casualty	$26	$1	$27	$(16)	$(2)	$-	$(18)	$10	$(2)	$1	$9

Net loss and loss expense incurred at June 30, 2012
Commercial casualty	$85	$33	$118	$(29)	$(8)	$(9)	$(46)	$56	$(8)	$24	$72
Commercial property	85	7	92	33	23	-	56	118	23	7	148
Commercial auto	68	11	79	(2)	1	(1)	(2)	66	1	10	77
Workers' compensation	49	11	60	(4)	4	(4)	(4)	45	4	7	56
Specialty packages	21	5	26	9	1	(1)	9	30	1	4	35
Surety and executive risk	11	6	17	4	(1)	3	6	15	(1)	9	23
Machinery and equipment	2	-	2	(1)	1	-	-	1	1	-	2
Total commercial lines	321	73	394	10	21	(12)	19	331	21	61	413

Personal auto	60	12	72	5	5	-	10	65	5	12	82
Homeowners	77	8	85	11	9	1	21	88	9	9	106
Other personal	15	1	16	1	5	-	6	16	5	1	22
Total personal lines	152	21	173	17	19	1	37	169	19	22	210

Commercial casualty & property	4	1	5	5	4	3	12	9	4	4	17
Total excess & surplus lines	4	1	5	5	4	3	12	9	4	4	18
Total property casualty	$477	$95	$572	$32	$44	$(8)	$68	$509	$44	$89	$640

CINF 2012 Second-Quarter Supplemental Financial Data 15

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums			$798	$762	$712	$730	$717	$708	$1,560	$1,425		$2,155		$2,867
Agency new business written premiums			131	108	103	115	117	102	239	219		334		437
Other written premiums			(26)	(27)	(55)	(54)	(66)	(31)	(53)	(97)		(151)		(206)
Reported written premiums – statutory*			$903	$843	$760	$791	$768	$779	$1,746	$1,547		$2,338		$3,098
Unearned premium change			(77)	(45)	25	(22)	(38)	(34)	(122)	(72)		(94)		(69)
Earned premiums			$826	$798	$785	$769	$730	$745	$1,624	$1,475		$2,244		$3,029
Year over year change %
Agency renewal written premiums			11%	8%	10%	8%	5%	4%	9%	4%		5%		7%
Agency new business written premiums			12	6	(4)	6	10	11	9	11		9		6
Other written premiums			61	13	(67)	(8)	(57)	(72)	45	(62)		(37)		(44)
Reported written premiums – statutory*			18	8	5	7	3	3	13	3		4		5
Paid losses and loss expenses
Losses paid			$475	$415	$455	$481	$560	$404	$890	$964		$1,442		$1,899
Loss expenses paid			97	90	90	85	82	85	189	166		251		342
Loss and loss expenses paid			$572	$505	$545	$566	$642	$489	$1,079	$1,130		$1,693		$2,241
Statutory combined ratio
Loss ratio			66.7%	55.9%	44.0%	65.4%	91.2%	58.4%	61.4%	74.6%		71.5%		64.4%
Allocated loss expense ratio			4.5	5.5	6.2	6.4	7.0	6.0	5.0	6.5		6.4		6.3
Unallocated loss expense ratio			6.3	6.1	5.4	7.3	5.9	6.7	6.3	6.3		6.7		6.3
Net underwriting expense ratio			30.2	31.3	32.9	31.1	31.3	32.2	30.7	31.8		31.5		31.9
Statutory combined ratio			107.7%	98.8%	88.5%	110.2%	135.4%	103.3%	103.4%	119.2%		116.1%		108.9%
Contribution from catastrophe losses			17.8	11.1	(2.8)	12.0	39.8	5.5	14.6	22.5		18.9		13.3
Statutory combined ratio excluding catastrophe losses			89.9%	87.7%	91.3%	98.2%	95.6%	97.8%	88.8%	96.7%		97.2%		95.6%
Commission expense ratio			18.1%	18.9%	19.5%	18.2%	18.2%	18.4%	18.5%	18.3%		18.2%		18.6%
Other expense ratio			12.1	12.4	13.4	12.9	13.1	13.8	12.2	13.5		13.3		13.3
Statutory expense ratio			30.2%	31.3%	32.9%	31.1%	31.3%	32.2%	30.7%	31.8%		31.5%		31.9%
GAAP combined ratio
GAAP combined ratio			109.5%	99.1%	87.5%	110.6%	136.7%	104.1%	104.4%	120.2%		117.0%		109.3%
Contribution from catastrophe losses			17.8	11.1	(2.8)	12.0	39.8	5.5	14.6	22.5		18.9		13.3
GAAP combined ratio excluding catastrophe losses			91.7%	88.0%	90.3%	98.6%	96.9%	98.6%	89.8%	97.7%		98.1%		96.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Second-Quarter Supplemental Financial Data 16

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums			$552	$571	$514	$507	$500	$542	$1,123	$1,042		$1,549		$2,063
Agency new business written premiums			91	75	74	81	81	71	166	152		233		307
Other written premiums			(17)	(20)	(42)	(41)	(44)	(25)	(37)	(69)		(110)		(152)
Reported written premiums – statutory*			$626	$626	$546	$547	$537	$588	$1,252	$1,125		$1,672		$2,218
Unearned premium change			(36)	(58)	21	10	(4)	(48)	(94)	(52)		(42)		(21)
Earned premiums			$590	$568	$567	$557	$533	$540	$1,158	$1,073		$1,630		$2,197
Year over year change %
Agency renewal written premiums			10%	5%	8%	6%	2%	2%	8%	2%		3%		4%
Agency new business written premiums			12	6	(3)	9	11	8	9	9		9		6
Other written premiums			61	20	(62)	2	(33)	(127)	46	(57)		(28)		(36)
Reported written premiums – statutory*			17	6	4	7	1	0	11	0		3		3
Paid losses and loss expenses
Losses paid			$320	$282	$329	$326	$327	$290	$602	$618		$942		$1,273
Loss expenses paid			74	74	75	65	63	69	149	131		197		271
Loss and loss expenses paid			$394	$356	$404	$391	$390	$359	$751	$749		$1,139		$1,544
Statutory combined ratio
Loss ratio			59.6%	48.0%	40.6%	61.8%	77.5%	55.5%	54.0%	66.4%		64.8%		58.5%
Allocated loss expense ratio			5.0	6.8	7.7	7.7	8.9	7.0	5.8	8.0		7.9		7.9
Unallocated loss expense ratio			5.5	6.3	1.8	7.3	4.4	6.7	5.9	5.5		6.1		5.0
Net underwriting expense ratio			31.7	31.3	33.6	32.6	32.2	32.9	31.5	32.6		32.6		32.8
Statutory combined ratio			101.8%	92.4%	83.7%	109.4%	123.0%	102.1%	97.2%	112.5%		111.4%		104.2%
Contribution from catastrophe losses			15.2	6.8	(2.9)	10.7	29.7	4.9	11.2	17.2		14.9		10.4
Statutory combined ratio excluding catastrophe losses			86.6%	85.6%	86.6%	98.7%	93.3%	97.2%	86.0%	95.3%		96.5%		93.8%
Commission expense ratio			17.8%	17.9%	18.9%	18.1%	17.7%	18.5%	17.8%	18.1%		18.1%		18.3%
Other expense ratio			13.9	13.4	14.7	14.5	14.5	14.4	13.7	14.5		14.5		14.5
Statutory expense ratio			31.7%	31.3%	33.6%	32.6%	32.2%	32.9%	31.5%	32.6%		32.6%		32.8%
GAAP combined ratio
GAAP combined ratio			103.5%	94.2%	83.9%	108.0%	124.2%	104.3%	98.9%	114.2%		112.0%		104.8%
Contribution from catastrophe losses			15.2	6.8	(2.9)	10.7	29.7	4.9	11.2	17.2		14.9		10.4
GAAP combined ratio excluding catastrophe losses			88.3%	87.4%	86.8%	97.3%	94.5%	99.4%	87.7%	97.0%		97.1%		94.4%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Second-Quarter Supplemental Financial Data 17

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums			$227	$175	$185	$209	$205	$156	$402	$361		$570		$755
Agency new business written premiums			29	24	22	25	26	22	53	48		73		95
Other written premiums			(6)	(6)	(11)	(12)	(21)	(5)	(12)	(26)		(38)		(49)
Reported written premiums – statutory*			$250	$193	$196	$222	$210	$173	$443	$383		$605		$801
Unearned premium change			(36)	16	3	(29)	(30)	17	(20)	(13)		(42)		(39)
Earned premiums			$214	$209	$199	$193	$180	$190	$423	$370		$563		$762
Year over year change %
Agency renewal written premiums			11%	12%	11%	11%	10%	9%	11%	9%		10%		10%
Agency new business written premiums			12	9	(4)	0	8	22	10	14		9		6
Other written premiums			71	(20)	(83)	(100)	(200)	17	54	(100)		(100)		(96)
Reported written premiums – statutory*			19	12	7	7	3	12	16	7		7		7
Paid losses and loss expenses
Losses paid			$151	$130	$122	$151	$229	$109	$280	$338		$488		$611
Loss expenses paid			21	15	14	18	18	15	37	33		51		66
Loss and loss expenses paid			$172	$145	$136	$169	$247	$124	$317	$371		$539		$677
Statutory combined ratio
Loss ratio			87.2%	76.2%	55.1%	78.4%	135.7%	64.9%	81.8%	99.3%		92.2%		82.5%
Allocated loss expense ratio			1.9	1.8	1.8	1.9	3.0	2.3	1.8	2.6		2.4		2.2
Unallocated loss expense ratio			8.8	5.6	16.0	7.0	10.7	6.9	7.2	8.8		8.2		10.2
Net underwriting expense ratio			26.5	31.2	31.0	27.4	29.0	30.3	28.6	29.5		28.7		29.3
Statutory combined ratio			124.4%	114.8%	103.9%	114.7%	178.4%	104.4%	119.4%	140.2%		131.5%		124.2%
Contribution from catastrophe losses			26.6	23.5	(2.7)	16.8	73.4	7.4	25.0	39.4		31.7		22.7
Statutory combined ratio excluding catastrophe losses			97.8%	91.3%	106.6%	97.9%	105.0%	97.0%	94.4%	100.8%		99.8%		101.5%
Commission expense ratio			18.2%	21.3%	20.4%	17.6%	18.7%	17.9%	19.6%	18.3%		18.1%		18.6%
Other expense ratio			8.3	9.9	10.6	9.8	10.3	12.4	9.0	11.2		10.7		10.7
Statutory expense ratio			26.5%	31.2%	31.0%	27.4%	29.0%	30.3%	28.6%	29.5%		28.8%		29.3%
GAAP combined ratio
GAAP combined ratio			126.1%	110.9%	99.4%	119.9%	179.5%	101.5%	118.6%	139.4%		132.7%		124.0%
Contribution from catastrophe losses			26.6	23.5	(2.7)	16.8	73.4	7.4	25.0	39.4		31.7		22.7
GAAP combined ratio excluding catastrophe losses			99.5%	87.4%	102.1%	103.1%	106.1%	94.1%	93.6%	100.0%		101.0%		101.3%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. . Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Second-Quarter Supplemental Financial Data 18

Consolidated Cincinnati Insurance Companies

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/12	9/30/12	6/30/12	3/31/12	12/31/11	9/30/11	6/30/11	3/31/11	6/30/12	6/30/11	9/30/12	9/30/11	12/31/12	12/31/11
Premiums
Agency renewal written premiums			$19	$16	$13	$14	$12	$10	$35	$22		$36		$49
Agency new business written premiums			11	9	7	9	10	9	20	19		28		35
Other written premiums			(3)	(1)	(2)	(1)	(1)	(1)	(4)	(2)		(3)		(5)
Reported written premiums – statutory*			$27	$24	$18	$22	$21	$18	$51	$39		$61		$79
Unearned premium change			(5)	(3)	1	(3)	(4)	(3)	(8)	(7)		(10)		(9)
Earned premiums			$22	$21	$19	$19	$17	$15	$43	$32		$51		$70
Year over year change %
Agency renewal written premiums			58%	60%	63%	56%	100%	67%	59%	83%		71%		69%
Agency new business written premiums			10	0	(13)	(10)	11	13	5	12		4		0
Other written premiums			(200)	0	(100)	50	50	0	(100)	33		40		17
Reported written premiums – statutory*			29	33	20	29	62	38	31	50		42		36
Paid losses and loss expenses
Losses paid			$4	$3	$3	$3	$4	$4	$7	$8		$12		$15
Loss expenses paid			2	1	2	2	1	1	3	2		3		5
Loss and loss expenses paid			$6	$4	$5	$5	$5	$5	$10	$10		$15		$20
Statutory combined ratio
Loss ratio			59.8%	65.7%	33.9%	41.1%	49.6%	77.6%	62.7%	62.8%		54.8%		48.9%
Allocated loss expense ratio			15.1	10.6	5.6	11.2	(12.8)	19.1	12.8	2.2		5.5		5.5
Unallocated loss expense ratio			3.9	5.3	2.9	9.9	4.7	6.1	4.6	5.3		7.0		5.9
Net underwriting expense ratio			30.6	31.9	31.8	30.7	31.6	27.6	31.2	29.8		30.1		30.5
Statutory combined ratio			109.4%	113.5%	74.2%	92.9%	73.1%	130.4%	111.3%	100.1%		97.4%		90.8%
Contribution from catastrophe losses			3.5	3.7	(0.3)	2.5	4.4	2.8	3.5	3.6		3.2		2.2
Statutory combined ratio excluding catastrophe losses			105.9%	109.8%	74.5%	90.4%	68.7%	127.6%	107.8%	96.5%		94.2%		88.6%
Commission expense ratio			25.3%	26.5%	26.0%	25.1%	24.5%	22.2%	25.8%	23.5%		24.1%		24.5%
Other expense ratio			5.3	5.4	5.8	5.6	7.1	5.4	5.4	6.3		6.0		6.0
Statutory expense ratio			30.6%	31.9%	31.8%	30.7%	31.6%	27.6%	31.2%	29.8%		30.1%		30.5%
GAAP combined ratio
GAAP combined ratio			110.7%	113.6%	73.7%	94.0%	75.9%	132.7%	112.1%	102.6%		99.4%		92.2%
Contribution from catastrophe losses			3.5	3.7	(0.3)	2.5	4.4	2.8	3.5	3.6		3.2		2.2
GAAP combined ratio excluding catastrophe losses			107.2%	109.9%	74.0%	91.5%	71.5%	129.9%	108.6%	99.0%		96.2%		90.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

*nm - Not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Second-Quarter Supplemental Financial Data 19

The Cincinnati Life Insurance Company

Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2012	2011	Change	% Change	2012	2011	Change	% Change

Net premiums written	$63	$75	$(12)	(16)	$127	$177	$(50)	(28)
Net investment income	35	35	-	nm	69	70	(1)	(1)
Commissions and expense allowances on reinsurance ceded	1	1	-	nm	3	3	-	nm
Income from fees associated with Separate Accounts	-	1	(1)	nm	-	1	(1)	nm
Total revenues	$99	$112	$(13)	(12)	$199	$251	$(52)	(21)

Death benefits and matured endowments	$17	$14	$3	21	$34	$30	$4	13
Annuity benefits	14	12	2	17	27	26	1	4
Disability benefits and benefits under accident and health contracts	1	-	1	nm	1	-	1	nm
Surrender benefits and group conversions	6	6	-	nm	12	12	-	nm
Interest and adjustments on deposit-type contract funds	2	3	(1)	(33)	5	5	-	nm
Increase in aggregate reserves for life and accident and health contracts	40	58	(18)	(31)	83	135	(52)	(39)
Total benefit expenses	$80	$93	$(13)	(14)	$162	$208	$(47)	(22)

Commissions	$9	$10	$(1)	(10)	$19	$22	$(3)	(14)
General insurance expenses and taxes	10	10	-	nm	21	21	-	nm
Increase in loading on deferred and uncollected premiums	(1)	(3)	2	67	(1)	(3)	2	67
Total operating expenses	$18	$17	$1	6	$39	$40	$(1)	(3)

Federal and foreign income tax benefit	-	4	(4)	-	(1)	12	(13)	(108)

Net income (loss) from operations before realized capital gains	$1	$(2)	$3	150	$(1)	$(9)	$8	89

Net realized losses net of capital gains tax	1	2	(1)	(50)	1	(17)	18	106

Net income (loss) (statutory)	$1	$-	$1	nm	$-	$(26)	$26	-

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF 2012 Second-Quarter Supplemental Financial Data 20